UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2018

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

 90 Matawan Road, 5th Floor

Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

110 West Front Street, P.O. Box 500, Red Bank, New Jersey 07701
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                              ☐

Item 2.02.            Results of Operations and Financial Condition.

On March 8, 2018, Hovnanian Enterprises, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the fiscal first quarter ended January 31, 2018. A copy of the press release is attached as Exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The attached earnings press release contains information about consolidated earnings before interest expense and income taxes (“EBIT”) and before depreciation and amortization (“EBITDA”) and before inventory impairment loss and land option write-offs and gain on extinguishment of debt (“Adjusted EBITDA”), which are non-GAAP financial measures. The most directly comparable GAAP financial measure is net (loss). A reconciliation for historical periods of EBIT, EBITDA and Adjusted EBITDA to net (loss) is contained in the earnings press release.

The attached earnings press release contains information about homebuilding gross margin, before costs of sales interest expense and land charges, and homebuilding gross margin percentage, before costs of sales interest expense and land charges, which are non-GAAP financial measures. The most directly comparable GAAP financial measures are homebuilding gross margin and homebuilding gross margin percentage, respectively. A reconciliation for historical periods of homebuilding gross margin, before costs of sales interest expense and land charges, and homebuilding gross margin percentage, before costs of sales interest expense and land charges, to homebuilding gross margin and homebuilding gross margin percentage, respectively, is contained in the earnings press release.

The attached earnings press release contains information about (loss) before income taxes excluding land-related charges, joint-venture write-downs and gain on extinguishment of debt, which is a non-GAAP financial measure. The most directly comparable GAAP financial measure is (loss) income before income taxes. A reconciliation for historical periods of (loss) before income taxes excluding land-related charges, joint-venture write-downs and gain on extinguishment of debt to (loss) income before income taxes is contained in the earnings press release.

Management believes EBITDA to be relevant and useful information as EBITDA is a standard measure commonly reported and widely used by analysts, investors and others to measure and benchmark the Company’s financial performance without the effects of various items the Company does not believe are characteristic of its ongoing operating performance. EBITDA does not take into account substantial costs of doing business, such as income taxes and interest expense. While many in the financial community consider EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, (loss) income before income taxes, net (loss) income and other measures of financial performance prepared in accordance with accounting principles generally accepted in the United States that are presented on the financial statements included in the Company’s reports filed with the Securities and Exchange Commission. Additionally, the Company’s calculation of EBITDA may be different than the calculation used by other companies, and, therefore, comparability may be affected.

Management believes homebuilding gross margin, before costs of sales interest expense and land charges, enables investors to better understand the Company’s operating performance. This measure is also useful internally, helping management to evaluate the Company’s operating results on a consolidated basis and relative to other companies in the Company’s industry. In particular, the magnitude and volatility of land charges for the Company, and for other homebuilders, have been significant and, as such, have made financial analysis of the Company’s industry more difficult. Homebuilding metrics excluding land charges, as well as interest amortized to cost of sales, and other similar presentations prepared by analysts and other companies are frequently used to assist investors in understanding and comparing the operating characteristics of homebuilding activities by eliminating many of the differences in companies’ respective levels of impairments and levels of debt. Homebuilding gross margin, before cost of sales interest expense and land charges, should be considered in addition to, but not as an alternative to, homebuilding gross margin determined in accordance with GAAP as an indicator of operating performance. Additionally, the Company’s calculation of homebuilding gross margin, before costs of sales interest expense and land charges, may be different than the calculation used by other companies, and, therefore, comparability may be affected.

Management believes (loss) before income taxes excluding land-related charges, joint-venture write-downs and gain on extinguishment of debt to be relevant and useful information because it provides a better metric of the Company’s operating performance. (Loss) before income taxes excluding land-related charges, joint-venture write-downs and gain on extinguishment of debt should be considered in addition to, but not as a substitute for, (loss) income before income taxes, net (loss) income and other measures of financial performance prepared in accordance with accounting principles generally accepted in the United States that are presented on the financial statements included in the Company’s reports filed with the Securities and Exchange Commission. Additionally, the Company’s calculation of (loss) before income taxes excluding land-related charges, joint-venture write-downs and gain on extinguishment of debt may be different than the calculation used by other companies, and, therefore, comparability may be affected.

Item 9.01.            Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit 99.1     Earnings Press Release–Fiscal First Quarter Ended January 31, 2018.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

Date: March 8, 2018

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 99.1	Earnings Press Release–Fiscal First Quarter Ended January 31, 2018.